UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2018

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Canal Street, Third Floor Stamford, Connecticut	06902

	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 307-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.

On December 21, 2018, The Providence Service Corporation (the “Company”) issued a press release announcing that it had completed the previously announced sale of substantially all of the operating subsidiaries of the Company’s WD Services segment to Advanced Personnel Management Global Pty Ltd of Australia, except for the segment’s employment services operations in Saudi Arabia. The Company expects the Saudi Arabian government will assume these operations beginning January 1, 2019.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of September 30, 2018 and the unaudited pro forma condensed consolidated statements of income of the Company and its subsidiaries for the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016 and 2015 and the related notes thereto, are presented to give effect to the disposition of substantially all of the Company’s WD Services segment, and are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the disposition been effected on the assumed dates. Future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 21, 2018.
99.2
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statements of income of the Company and its subsidiaries for the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016 and 2015 giving effect to the Company’s disposition of Ross Innovative Employment Solutions Corp., 0798576 B.C. Ltd, Ingeus Europe Limited and Ingeus Australia Holdings Pty Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: December 21, 2018	By:	/s/ Kevin M. Dotts
	Name:	Kevin M. Dotts
	Title:	Chief Financial Officer